UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): May 11, 2005

United Components, Inc.

(Exact name of registrant as specified in its chapter)

Delaware	333-107219	04-3759857

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14601 Highway 41 North
Evansville, Indiana 47725
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (812) 867-4156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition*

      On May 11, 2005, United Components, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01. Exhibits*

(c) Exhibits.

Exhibit No.	Description
99.1	United Components, Inc.’s earnings release for the first quarter ended March 31, 2005.

* The information in these Items 2.02 and 9.01 of Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in these Items 2.02 and 9.01, including Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 11th day of May 2005.

UNITED COMPONENTS, INC.
By:	/s/ Charles T. Dickson
Name:	Charles T. Dickson
Title:	Chief Financial Officer